SECURITIES AND EXCHANGE COMMISSION

		      WASHINGTON, D.C.  20549

			     FORM 8-K

			  CURRENT REPORT
		  PURSUANT TO SECTION 13 OR 15(d)
	      OF THE SECURITIES EXCHANGE ACT OF 1934


			  JULY 16, 1997
		 (Date of earliest event reported)


		    Commonwealth Bancorp, Inc.
	  (Exact name of registrant as specified in its charter)



PENNSYLVANIA                         0-27942                    23-2828883
(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                        Identification No.)


2 WEST LAFAYETTE STREET, NORRISTOWN, PENNSYLVANIA                   19401
(Address of principal executive offices)                       (Zip Code)


			 (610) 251-1600
	    (Registrant's telephone number, including area code)

			 NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

			Page 1 of 10 Pages.
		 Exhibit Index appears on page 2.
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ITEM 5.   OTHER EVENTS

     On July 15, 1997, Commonwealth Bancorp. Inc. (the "Company"), reported net income of $3.7 million for the second quarter of 1997 compared to net income of $3.2 million for the second quarter of 1996. For the six months ended June 30, 1997, net income was $8.4 million, compared to $5.8 million for the six months ended June 30, 1996. For additional information, reference is made to the Press Release, dated July 15, 1997, which are attached hereto as Exhibits 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL   INFORMATION   AND
	EXHIBITS

     (a)  Financial Statements.

	  Not Applicable.

     (b)  Pro Forma Financial Information.

	  Not Applicable

     (c)  Exhibits:

	   99       Press Release, dated July 15, 1997


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			    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			 COMMONWEALTH BANCORP, INC.



Date:  July 16, 1997     By:  /S/ CHARLES M. JOHNSTON

			      Charles M. Johnston
			      Chief Financial Officer



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